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                                                                     Exhibit 10

                                                           March 21, 1996

The Managers Funds
40 Richards Avenue
Norwalk, Connecticut 06854

Dear Sirs:

    The Managers Funds, a Massachusetts business trust (the "Trust"), is filing with the Securities and Exchange Commission (the "Commission") Post-Effective Amendment No. 36 ("PEA 36") to its Registration Statement under the Securities Act of 1933, as amended (the "Act") on Form N-1A (Securities Act File No. 2-84012 and 811-3752), relating to the registration under the Act of 12,524,572 additional shares of beneficial interest (the "Additional Shares"), which are to be offered and sold by the Trust in the manner and on the terms set forth in the Prospectus of the Trust current and effective under the Act at the time of sale. Of the Additional Shares, 6,196,139 are previously outstanding shares of the Trust's shares of beneficial interest of the Money Market Fund Series, which were redeemed by the Trust during that series' fiscal year ended November 30, 1995, and 6,316,333 are previously outstanding shares of the Trust's shares of beneficial interest of its other series, which were redeemed by the Trust during those series' fiscal year ended December 31, 1995. According to PEA 36, none of the Additional Shares have previously been used by the Trust for reduction pursuant to paragraph (a) of Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") in previous filings of post-effective amendments to the Trust's Registration Statement during the current fiscal years, or for reduction pursuant to paragraph (c) of Rule 24f-2 under the 1940 Act during the Trust's fiscal years, of the registration fee payable by the Trust for the registration of shares for sale under the Act.

    We have, as counsel, participated in various proceedings relating to the Trust and to the Additional Shares. We have examined copies, either certified or otherwise proven to our satisfaction to be genuine, of the Trust's Declaration of Trust and By-Laws, as currently in effect, and a certificate dated March 21, 1996 issued by the Secretary of State of the Commonwealth of Massachusetts, certifying the existence of the Trust. We have also reviewed the Trust's Registration Statement on Form N-1A and are generally familiar with the business affairs of the Trust.

    Based upon the foregoing, it is our opinion that:

    1. The Trust has been duly organized and is legally existing under the laws of the Commonwealth of Massachusetts.

    2. The Trust is authorized to issue an unlimited number of its shares of beneficial interest.

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    3.   Subject to the effectiveness under the Act of PEA 36 and compliance with applicable state securities laws, upon the issuance of the Additional Shares for a consideration of not less than the net asset value thereof as required by the 1940 Act and in accordance with the terms of the Trust's Registration Statement, such Additional Shares will be legally issued and outstanding and fully paid and non-assessable. However, we note that as set forth in the Registration Statement, the Trust's shareholders might, under certain circumstances, be liable for transactions effected by the Trust.

    We hereby consent to the filing of this opinion with the Securities and Exchange Commission as Part of PEA 36 and with any state securities commission where such filing is required. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the Act.

    We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the Commonwealth of Massachusetts, and to the extent that any opinion herein involves the laws of the Commonwealth of Massachusetts, such opinion should be understood to be based solely upon our review of the documents referred to above, the published statutes of the Commonwealth of Massachusetts and, where applicable, published cases, rules or regulations of regulatory bodies of that Commonwealth.


                                                 Very truly,

                        /s/ Shereff, Friedman, Hoffman & Goodman, LLP
                        ---------------------------------------------
                        Shereff, Friedman, Hoffman & Goodman, LLP